Investor Relations Presentation Plano, TX November 2021 Exhibit 99.1

Safe Harbor Statement Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding updates to Diodes Incorporated’s fourth quarter 2021 business outlook as of November 3, 2021, which include the following: expect revenue to be approximately $476 million, plus or minus 3.0 percent; expect GAAP gross margin to be 38.7 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 21.0 percent of revenue, plus or minus 1 percent; expect non-GAAP net interest expense to be approximately $1.2 million; expect tax rate to be 18 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the fourth quarter are anticipated to be approximately 46.2 million; purchase accounting adjustments for Pericom and previous acquisitions of $3.4 million after tax are not included in these non-GAAP estimates; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will,” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that the COVID-19 pandemic may continue and have a material adverse effect on customer demand and staffing of our production, sales, and administration facilities; the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that the cost, expense, and diversion of management attention associated with the Lite-On Semiconductor Corp. acquisition may be greater than we currently expect; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates, and our joint venture prospects; the risk that we may not continue our share repurchase program; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on November 3, 2021 titled, “Diodes Incorporated Reports Third Quarter 2021 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Management Representative Dr. Keh-Shew Lu Chairman, President and CEO Experience: Texas Instruments 27 years Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Doctorate and Master's Degree in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University – Taiwan

Company Representative Experience: Head of Corporate Marketing, Diodes Incorporated, Milpitas, CA Head of Corporate Marketing, Pericom, Milpitas, CA Vice President, Marketing, CA Technologies (Broadcom), Redwood City, CA Director, Global Marketing Strategy, EMC, Pleasanton, CA Director, Marketing, Zarlink Semiconductor (Microchip), San Jose, CA Marketing Management positions at Cisco and National Semiconductor, CA Education: MBA, Marketing/Entrepreneurship, Saint Mary's College of California BS in Electrical and Computer Engineering, UC Santa Barbara Gurmeet Dhaliwal Company spokesperson Director, Investor Relations

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers high-quality semiconductor products to the world’s leading companies in the consumer electronics, computing, communications, industrial, and automotive markets

Company Overview NASDAQ: DIOD; Founded in 1959 Headquartered in Plano, TX; 31 locations globally Manufacturing in UK, Germany, China, and Taiwan ISO 9001:2015 Certified / IATF 16949:2016 Certified ISO 14001:2015 Certified Key acquisitions: Lite-On Semiconductor – Nov. 2020 TI Greenock fab - April 2019 Pericom Semiconductor – Nov. 2015 BCD Semiconductor - March 2013 Power Analog Microelectronics (PAM) - Oct. 2012 Zetex - June 2008 Advanced Power Devices - Nov. 2006 Anachip Corporation Taiwan - Jan. 2006 Over 9,000 employees worldwide 29 consecutive years of profitability Global Operations and World-class Manufacturing & Packaging

Global Organization Wuxi, China Jinan, China Shanghai, China Jhongli, Taiwan Hsinchu, Taiwan Keelung, Taiwan Taiwan City, Taiwan Munich, Germany Neuhaus, Germany Plano, Texas Milpitas, California Greenock, UK Chengdu, China Logistics Hub and Warehouses Oldham, UK Key: Headquarters Wafer Fab Assembly/Test Design/Sales/Marketing

Our Sustainability Commitment We view sustainability as a competitive advantage and have adopted a sustainability-oriented approach to assess and address related risks that may influence our operational activities, business results, and financial performance. Please refer to Governance and Oversight for additional details  Key focus areas regularly reviewed by our Board of Directors Instituted a cross-functional Sustainability Steering Team to address the sustainability related risks and opportunities  The Sustainability Steering Team provides periodic updates to the Board of Directors

Risk Management & Corporate Governance Guidelines Board’s Oversight of Risk Management Robust standing committee structure and board self-evaluation process Active engagement with the management team to identify and assess risks Broad industry experience of the directors helps anticipate emerging and interrelated risks and facilitate effective risk control and mitigation mechanisms Director access to Company employees and independent advisors Rigorous Corporate Governance Guidelines and Policies Stockholder Nominating Procedures Director Selection Criteria and Retirement Age Policy Stock Ownership Policy and Stock Holding Policy Foreign Exchange Risk Management Policy (also referred to as the Hedging Policy)

Board of Director Diversity Diverse Board Representation Seven (7) out of our eight (8) directors are independent directors Gender, racial, and ethnic diversity reflected on board representation Two (2) female directors Broad set of director skills, expertise, and industry backgrounds Zero percent of the board has familial relationships with other directors Limits on director over-boarding Board of Directors Diversity Profile Gender Race Country of Residence Male 6 75% White 2 25% USA 4 50% Female 2 25% Asian 6 75% Taiwan 4 50% Total 8 100% Total 8 100% Total 8 100%

Performance-Based Executive Compensation Performance goals based on both Company performance goals and individual objectives: Bonus based on Revenue, Non-GAAP Earnings Per Share, and ESG PSU’s based on cumulative 3 year Operating Income Alignment between executive compensation and stockholder interests No special grants were made to executive officers, including CEO, during the last fiscal year (2020) Annual compensation review and stockholder approval Independent Compensation Committee and independent compensation consultant Recoupment of Executive Compensation Policy

Track Record of Consistent Growth Continued Outperformance of Served Markets ($ in millions) Revenue Revenue for 2021 is based on Q1-Q3 result and Q4 guidance CAGR: 12.32% (2005 - 2020) Q4 Q1 + Q2 + Q3

Vision: Create Shareholder Value Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT 2010 2017

Shifting Gears to Profitability Growth Mission: Profitability growth to expand shareholder value Strategy: Grow Revenue to $2.5B at 40% Gross Margin Goal: $1B Gross Profit by 2025

Targeted Market Segment Distribution Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems and precision controls Consumer IoT: wearables, home automation, smart infrastructure Communications Smartphones: advanced protocols and charging Computing Cloud computing: server, storage, data centers ~60% of revenue ~40% of revenue (34% for 2020)

Page 16

Automotive Applications Driving Growth

Focus Applications:

Connected Driving

- **ADAS** (Advanced Driver Assistance Systems)
- **Telematics**
- **Infotainment Systems**

Comfort, Style, and Safety

- **Lighting**
  - Migration to LED and intelligent illumination
- **BLDC motor control**
  - Migration from Brushed to Brushless DC Motors

Electrification/Powertrain

- **Conventional Powertrain → Hybrid → Electrification**
- **Battery management**
  - Move to 48V battery

Diodes Automotive Revenue Year over Year Increase



160
140
120
100
80
60
40
20
0
$ Millions
2014 - 2020 CAGR: 25%
19.1%
44.8%
29.2%
37.8%
14.3%
8.7%
2014
2015
2016
2017
2018
2019
2020
Year

DIODES INCORPORATED

DISCRETE
ANALOG
LOGIC
MIXED-SIGNAL

Automotive Opportunity 2021 Automotive Potential Revenue $ / Car Automotive Motor Control $39.57 Connected Driving (Infotainment, Telematics & ADAS) $30.97 Powertrain, Electrification & Body Control Electronics $14.77 Lighting – Moving to LED $11.23 Total $96.54 Body Control Electronics Motor Control Interior and Exterior Lighting Advanced Driver Assistance Systems Car & LV Volumes – IHS Markit 2020 DIODES’ SAM = volume * $/car Infotainment & Telematics Power Train Normalized to 2013

Industrial Growth Increasing IC content in embedded systems Switching and signal path for networked systems and automation Signal conditioning and timing for precision controls Motor controls, sensors, and power management for smart meters For 2020, 23% of total revenue is from Industrial market 2014 - 2020 CAGR: 8.2%

Page 19

IoT – Machine to Machine (M2M)

- **M2M – Dominated by short range technology**
  - 73% are short range, mostly Wi-Fi
- **2017: connections @ 750 million**
- **2023: connections @ 2600 million**

M2M – By Product

- IoT and M2M Modems
- Routers
- POS
- AGV (Automated Guided Vehicle)
- UAV (Unmanned Aerial Vehicle)

M2M – By Application

- Smart Infrastructure
- POS
- Manufacturing / Industrial



48V Battery
Isolated DCDC
PMU
LIDAR / Gyro Sensor
DDR
WiFi Module
SSD
PCIe Packet Switch
Embedded Processor
Camera Sensor
CAN Transceiver
IO Expander
Gate Driver and MOS
LDO, DCDC, Hall sensor, Audio Amp
M

AGV



Display Port Switch
I2C Level Shifter w/Buffer
USB Switch
USB Power Switch
STDLIN DC-DC / LDO
AC-DC
Mobile DDR/NOR Flash NAND Flash
DVI Scaler
DP
Temperature Sensor
I2C Bus
GPIO Expander
Xtal
USB 2.0
USB Port
UART
CPU
PCIe/ SATA
USB 3.0
High Bandwidth Mux ReDriver
USB 3.0 Controller
Voltage Detector
AC-DC Adapter
PCI Switch/ ReDriver
SATA Switch/ ReDriver
USB 3.0 Switch
USB 3.0 ReDriver

POS

Growth Opportunities:

- Power, Sensor, DC-DC
- Gate Driver, BJT, MOSFET
- XTAL and clock
- Packet switch, IO Expander

Diodes Key Products	$ / AGV
Discrete	$3.5
Analog	$0.4
Timing and Connectivity	$10.4
Total	**$14.3**

DIODES INCORPORATED | DISCRETE ANALOG LOGIC MIXED-SIGNAL

Consumer: IoT Driving Power & Connectivity Requirements Diodes Key Products $ / Box Analog >$0.20 Power Management >$1.30 MOS/BJT >$10.00 Diodes and Rectifiers >$5.00 Timing and Connectivity $3.50 Total $20.00 Enterprise Smart Infrastructure Wearables Consumer & Home Asset Tracking Security & Surveillance Retail

IoT Segment: Smart Home

Page 21

Smart Home – expected to grow to 1.4Bu by 2023

- Safety and Security
- Climate Control
- Consumer Electronics
- Lighting control

Growth Opportunities

- Power
- LED driver
- Xtal and clock
- Packet switch



Diodes Key Products	$ / Box
Analog	$0.40 ~ $0.65
Power Management	$1.80
MOS/BJT	$1.10
Diodes and Rectifiers	$0.50
Timing and Connectivity	$3.50
Total	**$7.55**

Smart Home Gateway


25MHz Xtal
Host Controller
PCIe CG
PI6C557-05
X1 PCIe2
100MHz
HCSL
Clk
PCIe Packet SW
PI7C9X2G304SL
SSD
X1
PCIe2
(or SATA
controller)
DC-DC
/ LDO
Wireless
Controller
Wireless
Controller

Smart Lighting


AC Power
AC-DC
LED
Driver
Light
User
Interface
MHz Xtal
kHz Xtal
SoC
Sensor

Smart Speaker


AC Power
AC-DC
Wi-Fi
Memory
Ethernet
port
SoC
Audio
Amp
MHz Xtal

Digital Assistant


MOSFET
NAND
SDRAM
TVS
MHz
Xtal
SoC
Wi-Fi
LED
Drive
Audio
Amp
DC-DC
/ LDO

DIODES INCORPORATED
DISCRETE
ANALOG
LOGIC
MIXED-SIGNAL

Smartphone: Efficiency, Functionality, and Control Driving Smartphone Growth Smart speaker/IoT rising AR / VR Foldable screens 5G Smartwatches Growth Opportunities USB Type-C MUX MOSFET LDO, OVP LDSW, Audio, DCDC, LED/OLED Driver, ACDC Diodes Key Products $ / Phone Analog $0.55 Power Management $1.50 MOS/BJT $0.33 Diodes and Rectifiers $0.42 Timing and Connectivity $3.00 Total $5.80

Cloud Computing Accelerating Enterprise Market ReDriver support for USB connectivity Wide range of signal protocols: PCIe, SAS, SATA, GbE, USB MUX products for high capacity solid state storage Crystal oscillators for increasing clocking speeds LDOs, SBR, and TVS for power management and protection

Server Platform Solution CAGR is 5% (2020-2024) Almost all of Server vendors are Diodes existing customers Diodes products are well positioned in this segment Connectivity, Signal Integrity, Timing, Standard Linear, Power Management, Power Switches, Protection or HV MOSFET / SBR devices AC-DC MOSFET / SBR Power Adapter BLADE SERVER PLATFORM Dual/Quad Core CPU’s HDD SAS2.0/SATA3.0 DDR 4 PCIe Gen3/4 PCIe SSD USB3 Re-Driver I2C L/S SERVER PLATFORM HDD RAID Card Expander Card MEZZ Card XTAL PCIe Clock InfiniBand Card 10G ReDriver XO 4x10G 1 x 1G Middle Plane HDD Plane Reset IC System Clock XO 100G QSFP 10G Re-driver SATA3 USB2 S & C 2546 To Back-plane I2C Buffer BMC Front Rear PCIe slot M.2 SATA/PCIe Bus switch I2C MUX IO Expander PCIe Gen4 Clock Buffer GTL L/S PCIe NVME PCIe SSD XO 10G ReDriver SAS3 Re-Driver Front SAS3 Re-Driver PCIe Clock Buffer VGA Switch MOSFET Vcore DCDC Controller SBR Clock Buffer BMC LAN Card XO TVS TVS TVS TVS PCIe Gen3/4 Re-Driver Combo Re-Driver SATA 3.0 Signal Switch SAS2.0/ SATA3.0 ReDriver Dual/Quad Core CPU’s CPU XO Chipset DCDC / LDO Power Management Diodes Key Products $ / Server Analog 2.31 Discrete 3.41 Timing and Connectivity 23.34 Total $29.06 WW Server total shipments (Mu) Computing Platform: Server/Storage Solution

USB Type-C Applications Driving Growth

Page 25

Data speed, flexibility, and simplicity of use are key drivers

Focus Applications:

- Smartphone, Tablet
- NB/DT/WS/AIO, PC, Server
- CE Appliance
- PC Peripheral/Monitor
- Inflight Entertainment
- Automotive - Infotainment
- Robotics
- Chargers


USB Type-C Connector
D+, D-
Tx/Rx
Tx/Rx
Tx/Rx
Tx/Rx
SBU1, SBU2
CC1, CC2
Vbus
TVS
TVS
TVS
TVS
TVS
VR Switch
10G Type-C
USB /DP
ALT ReDriver
PD Controller
/ Power Switch
Charger Detect
XTAL/
XO
Tx/Rx
D+/D-
Tx/Rx
Tx/Rx
Tx/Rx
Tx/Rx
AUX+/AUX-
I2C
Application
Processor
USB 3.1G2
USB 2.0
USB 3.1G2/DP1.4
AUX+/AUX-
PMIC

Supports data, video, and power



DIODES INCORPORATED | DISCRETE ANALOG LOGIC MIXED-SIGNAL

USB Type-C Potential Normalized to 2016 USB-C adoption to grow from 300M (2016) to 5B units (2021) - IHS Dec 2017 2021 Automotive Potential Revenue $ / Car Connectivity, Signal Integrity and Timing $3.25 Analog (DCDC, LDO, Sleep Mode Charger etc) $0.89 Power Management Switch $0.40 MOSFET/BJT $0.25 Diodes, Rectifiers and TVS $0.50 Total $5.29

5G Applications Driving Growth

Page 27

Focus Applications:

Cloud Computing
- Data Center Server

Gateway
- Internet Gateway
- Fiber network

Core Network, Cell Stations
- Small Cells
- Base Station
- Edge Computing Server
- Smart antenna
- Fiber network

End Products
- Portables: Smartphone, Tablet
- Smart Car
- Consumer: VR/AR, Drone, IoTs
- Telecom: 5G CPEs
- Embedded/Industrial


14
12
10
8
6
4
2
0
2019
2020
2021
2022
2023
2024
2025
Devices
$/Device
SAM $(M)

Diodes Key Products	$ / System
Precision Timing & Connectivity	$5.00 ~ $10.00
Discrete	$2.03 ~ $2.50
Analog	$9.00 ~ $11.28
Total	**$16.03 ~ $23.78**

DIODES INCORPORATED
DISCRETE
ANALOG
LOGIC
MIXED-SIGNAL

5G System Opportunities

Page 28


T-Box
Power
Clock
Packet Switch
FCP
PON
Power
PCIe Mux
Clock
TVS
Mobile Phone
Power
Sensor
Clock
BATMAN
MIPI SW
ReDriver
Remote Radio Unit
Power Mgmt
Level Shifter
Clock
Logic
OTN: CWDM DWDM
Baseband Unit
Power Mgmt
Level Shifter
Clock
IO Expander
Optical Transfer Packet Transfer Network
PCIe Packet Switch
Gateway Router Switch
Universal Level Shifter
Internet
VoIP xDSL
Power Transistors
Wireless Router
USB Mux/Demux
Quartz Converter
LDO
DC-DC Converter
Residential Repeater
Linear Regulator
Power Management
LDO
Zener Shunt Regulator
Precision Shunt Regulator
MOSFET Controller
Server/Storage
Power Mgmt
IO Expander
Logic
Clock Gen
I2C Mux
Supervisory
Clock Buffer
ReDriver
TVS

DISCRETE
ANALOG
LOGIC
MIXED-SIGNAL

Industrial Controls Solutions Provider for Industrial or Embedded Applications

Complete Platform Solutions: Notebooks

Page 30


DIODES
Diode
DCDC
LDO
Logic
Sensor
TVS
USB Switch
ZETEX
MOSFET
LED Driver
BCD
ACDC
Std Linear
TVS, LDO,Thyristor
Bridge Rectifier
LITE-ON SEMICONDUCTOR
SBR
Audio
PAM
Timing
Signal Integrity
Switching
Connectivity
PERICOM
High-Speed Serial Connectivity
Vcore DCDC Controller
MOSFET
3D Camera
LED Driver
LCD Panel
Sensor
LDO
TVS
Diode
SBR
DDR Regulator
DCDC Converter
DDR4 DIMM
Memory Bus
CPU
PCH
USB3.0
USB3 ReDriver
eDP1.3
LAN Switch
DP1.2b
HDMI 1.4
Video Switch
DP-to-VGA Converter
Video Switch
DDI
HDMI ReDriver
LSP Con
TVS
Audio Amplifier
LDO
A/V Codec
MCU
DP0..3
Tx, Rx
USB 3.0 ReDriver
I2C
D+, D-
SATA / PCIe
SATA / PCIe ReDriver
TVS
TVS
UART
Sleep / Charge Detect
USB2 / 3 Switch
HDD / SSD
DP/LAN Mux Clock Buffer
Docking Sub-system
Analog Switch
USB 2.0 Switch
Crossbar Switch
D+, D-
USB3 / DP Switch
USB Power Switch
TVS
Thyristor
ACDC
MOSFET / SBR
Bridge Rectifier
External Adapter / Charger
TVS
D+, D-
AUXHPD+
AUXHPD-

DIODES INCORPORATED
DISCRETE
ANALOG
LOGIC
MIXED-SIGNAL

Technology Focus Products 20Gbps ReDrivers and Switches Automotive Packet Switch for Telematics / ADAS Complete USB Type-C Signal Switching High speed clocking for cloud computing Ultra low power and low noise LDOs for IoT Low Cj TVS for signal integrity Lowest RDS(ON) LDMOS for battery efficiency Compact QFN and DFN Power density PowerDI Chip scale packaging and plating capability Extensive multi-chip package technology High performance 8” MOSFET trench technology Advanced Epi bipolar transistor processes Proprietary rectifier technology Rugged automotive grade NMOS and PMOS Assembly/Test Wafer Fab

Key Differentiator – Packaging Design

Page 32

Focus: Miniaturization and Power Efficiency


ITO220S
TO220-2/3L
TO220-5L
ITO220AC-S
TO262AA/AB
TO263-2/3/5/7L
TO252-2/3/4/5L
SOIC-14/16L
QSOP-16/20L
TSSOP-8/14/16L(EP)
SOP-8L
SOP-8/14/16L-EP
MSOP-8/10L
MSOP-8/EP
PowerDI-5SP
PowerDI-5
PD5060-8L K (2mil wafer)
SWP-PDI5060-8L R (Dual clip)
PD5060-8L S
PDI-123/323
PDI3333-8L
SOT223/143
SOT25/26
TSOT23-5/6
SOT523/353/363
SOT563/953/963
SOD523/323
SOD123(F)/923
DFN5060-4
DFN6040-22
QFN5050-32
CSP TSN3518
DFN3035A-8 (Die on CPD) (Pre-mold)
DFN1114-3 (stack die)
DFN0808-4
SWP-DFN2020E-6 (Side-wall Plating)
DFN0806-6
DFN0806-3
DFN0606-3
DFN0604-3
DFN0603-2
CSP PCSP0402
FC-TSOT23-6L
FC-DFN1212-4
QFN2618A-16 (Chip on Lead)
PD3333D-8L (Stack Clip)
TO252-4L C HS IntelliFET (3mil Al wire)
SWP-DFN1006-2 (Side-wall Plating)
SWP-DFN2020B-6
PowerDI1012S (TOLL)
PD3025A-20
FC-PD3333F-8 (FC + Clip)
QFN3055-28
FC-QFN2030A-12
QFN2020A-18
QFN2017A-
SOIC-8L-EP Y (Monolithic HS IntelliFET)
PD5060T-8 (High voltage)
PD5050-31 (FC + Clip)
DFN1612B-8 (Epoxy printing)
TO263-7L B
LGA1006A-2 (BCD)
SOIC-14L-EP (Smart HS Power Switch)
TO263-6L&7L (Stack die+ Al wire)
QFN4050A-28 (24V/20A DCDC MCM)
PD8080(Ribbon)
SWP-DFN2020C-6
FC-DFN3020B-13
......
~ 2019
2020 ~ 2021

DIODES INCORPORATED
DISCRETE
ANALOG
LOGIC
MIXED-SIGNAL

Advanced Packaging Miniaturization DDFN0402 the smallest discrete semiconductor package Miniaturization and Multi-Chip Packaging Multi-Chip Packaging Dual-Flat No-Lead (DFN) DDFN (Encapsulated CSP) Chip-Scale Package (CSP) HS IntelliFET: ZXMS3001

Packaging Efficient Manufacturing + Superior Processes Shanghai-based packaging with capacity over 34 billion units Chengdu facility has potential capacity 3X of Shanghai Additional facilities in Neuhaus, Germany and Wuxi, China China fabs in Shanghai and Wuxi, Taiwan fabs in Hsinchu and Keelung, and UK fabs in Greenock and Oldham Bipolar, BiCMOS, CMOS and BCD process Strong engineering capabilities Economies of Scale: Package Capacity & Loading Percentage in SAT & CAT *CapEx Model = 5% - 9% of Revenue billions of units Wafer Fabs

Third Quarter 2021 Financial Performance ($ in millions, except per share amounts) 3Q20 2Q21 3Q21 Net sales 309.5 440.4 471.4 Gross profit (GAAP) 111.1 159.8 181.2 Gross profit margin % (GAAP) 35.9% 36.3% 38.4% Net income (GAAP) 27.2 55.4 68.4 Net income (non-GAAP) 32.8 54.6 67.3 EPS (non-GAAP) 0.62 1.20 1.47 Cash flow from operations 39.7 93.9 98.9 EBITDA (non-GAAP) 63.3 99.4 114.5

Balance Sheet ($ in millions) Dec 31, 2019 Dec 31, 2020 Sept 30, 2021 Cash/Cash equivalents/restricted cash plus short-term investments 264 327 292 Inventory 236 307 322 Current Assets 810 1,024 1,064 Total Assets 1,639 1,980 2.042 Total Debt (L/T, S/T, Line of Credit) 111 451 252 Total Liabilities 487 963 825 Total Equity 1,153 1,016 1,217

Revenue Profile for Third Quarter 2021 By End Market 16% 24% 18% 30% 12% Industrial Computing Consumer Automotive Communications By Channel By Region 8% 80% 12% Asia Pacific Americas 66% 34% Distribution Direct Europe

Revenue to increase to ~$476 million, +/- 3.0% A record on both an organic and consolidated basis for a combined increase of about 6% sequentially at the mid-point GAAP gross margin of 38.7%, +/- 1% on a consolidated basis Non-GAAP operating expenses 21.0% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest expense of ~$1.2 million Income tax rate to be 18%, +/- 3% Shares used to calculate diluted EPS approximately 46.2 million Purchase accounting adjustments related to amortization of acquisitions-related intangible assets of $3.4 million, after tax, for Pericom and previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on November 3, 2021 Fourth Quarter 2021 Business Outlook

Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20% operating profit Next Strategic Goal: $1B gross profit Tactics: Increased focus on high-margin Automotive, Industrial, and Pericom products Investment for technology leadership in target products, fab processes, and advanced packaging System solutions to drive business expansion